UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2008
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	022-25577 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

15660 North Dallas Parkway Suite 850 Dallas, Texas (Address of principal executive offices)	75248 (Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On June 9, 2008, Diodes Incorporated (the “Company”) entered into an Amendment to Addendum to Client’s Agreement and Terms and Conditions for Irrevocable Standby Letter of Credit (the “Amendment”). Under the Amendment, commencing June 9, 2008, the Company’s loan from UBS Financial Services Inc. (“UBS”), in an aggregate amount of U.S.$165 million, which was incurred in connection with the Company’s acquisition of Zetex plc (“Zetex”), shall be charged interest at a floating rate of interest per annum equal to the sum of the prevailing daily 30-day LIBOR plus 1.25% and may include the compounding of interest.
     The foreoing summary of the Amendment is qualified in its entirety by the copy of the Amendment attached hereto as Exhibit 99.1 and incorporated herein by reference. The Addendum to Client’s Agreement and Terms and Conditions for Irrevocable Standby Letter of Credit and other related documents have been filed with the SEC as exhibits to the Company’s Current Report on Form 8-K filed April 4, 2008 and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On June 9, 2008, the Company completed its acquisition of the outstanding ordinary capital stock of Zetex pursuant to the Implementation Deed dated April 4, 2008, between the Company and Zetex, whereby the shareholders of Zetex will receive 85.45 pence in cash per Zetex ordinary share, valuing the fully diluted share capital of Zetex at approximately U.S.$176.3 million (based on a U.S.$:GBP£ exchange rate of 1.9778). The Implementation Deed has been filed with the SEC as Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q filed May 12, 2008 and is incorporated herein by reference.
     The consideration payable in connection with the acquisition was funded by a combination of the Company’s cash resources and certain financing arrangements. The financing arrangements are described in the Company’s Current Report on Form 8-K filed April 4, 2008 under Item 2.03., “Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant,” which description is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
     On June 9, 2008, the Company issued a press release announcing that the Company has completed its acquisition of Zetex as described in Item 2.01 above. A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.
     The information in this Item 7.01, including Exhibit 99.2, will not be treated as filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Forward-Looking Statements
Except for the historical and factual information contained in the press release attached as Exhibit 99.2, the matters set forth in the press release (including statements as to: this acquisition is expected to be accretive to GAAP earnings per share within twelve months; this acquisition will broaden the Company’s product portfolio, creating significant cross-selling opportunities within the customer base; this acquisition will produce complementary wafer processing and packaging technologies, resulting in expanded capabilities and capacity; this acquisition will increase the Company’s geographic footprint and market segment diversification; this acquisition will further enhance the Company’s global leadership in discrete and analog semiconductor solutions; the result of this acquisition will be continued growth and allow the Company to capitalize on the business opportunities and geographic expansion; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions) are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but are not limited to, such factors as the Company’s inability to successfully integrate Zetex within our operations due to factors associated with unexpected losses of key employees or customers of Zetex, bringing Zetex’s standards, processes, procedures and controls into conformance within our operation, coordinating our new product and process development, hiring additional management and other critical personnel, increasing the scope, geographic diversity and complexity of our operations, difficulties in consolidating facilities and transferring processes and know-how, difficulties in reducing costs of Zetex’s business and diversion of our management’s attention from the management of our business. In addition our success depends on our ability to implement our business strategy, to manage fluctuations in product demand and supply, to continue the introduction of new products, to maintain customer and vendor relationships, to continue to make technological advancements and introduce competitive products at competitive prices, to grow in targeted markets, to successfully make additional acquisitions, to manage the risks of domestic and foreign operations, to maintain the availability of tax credits, and to manage other risks detailed from time to time in the Company’s filings with the United States Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the press release. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
The financial statements of Zetex required by this Item are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment no later than 71 calendar days after the date of the filing of this initial Current Report on Form 8-K.
(b)	Pro Forma Financial Information.
The pro forma financial information required by this Item is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment no later than 71 calendar days after the date of the filing of this initial Current Report on Form 8-K.
(d)	Exhibits.

Exhibit
Number	Description

99.1	Amendment to Addendum to Client’s Agreement and Terms and Conditions For Irrevocable Standby Letter of Credit dated June 9, 2008, between Diodes Incorporated and UBS Financial Services, Inc.

99.2	Press release dated June 9, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED
Date: June 13, 2008	By:	/s/ Carl C. Wertz
Carl C. Wertz,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Amendment to Addendum to Client’s Agreement and Terms and Conditions For Irrevocable Standby Letter of Credit dated June 9, 2008, between Diodes Incorporated and UBS Financial Services, Inc.

99.2	Press release dated June 9, 2008.